                       OPPENHEIMER CAPITAL APPRECIATION FUND
                       Supplement dated May 30, 2007 to the
                        Prospectus dated October 26, 2006

     This supplement amends the Prospectus dated October 26, 2006 of Oppenheimer
Capital Appreciation Fund (the "Fund").

     Effective  July 1, 2007,  under the section  "How the Fund Is Managed - The
Manager," the sub-section captioned "Portfolio Managers" beginning on page 13 is deleted in its entirety and replaced by the following:

     Portfolio Manager.  The Fund's portfolio is managed by Marc L. Baylin, CFA, who is  primarily  responsible  for  the  day-to-day  management  of the  Fund's investments.  Mr. Baylin has been a portfolio  manager and Vice President of the
Fund since  October  2005 and has been a Vice  President  of the  Manager  and a member of the Manager's  Growth Equity  Investment Team since September 2005. He was Managing Director and Lead Portfolio Manager at JPMorgan Fleming  Investment
Management  from June 2002 to August  2005 and was a Vice  President  of T. Rowe
Price, where he was an investment analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

     The Statement of Additional  Information  provides  additional  information about the portfolio  manager's  compensation,  other accounts he manages and his ownership of Fund shares.

May 30, 2007                                                          PS0320.025